UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 20, 2018

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)
(425) 679-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Expedia Group, Inc. (“Expedia Group”) held its annual meeting of stockholders on June 20, 2018 (the “Annual Meeting”). At the Annual Meeting, 137,347,762 shares of Expedia common stock (generally entitled to one vote per share) and 12,799,999 shares of Expedia Class B common stock (generally entitled to ten votes per share) were represented and voted on each proposal presented as follows:

Proposal 1 – Election of Directors. The stockholders elected fifteen directors of Expedia, four of whom were elected by holders of common stock only (“Common Stock Nominees”), and eleven of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), each to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board of Directors). Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
Susan C. Athey	98,107,254	15,931,961	9,716,525
A. George “Skip” Battle	92,783,162	21,256,053	9,716,525
Craig A. Jacobson	61,473,378	52,565,837	9,716,525
Peter M. Kern	57,335,668	56,703,547	9,716,525

Combined Stock Nominees
Barry Diller	180,327,108	61,712,097	9,716,525
Victor A. Kaufman	157,599,446	84,439,759	9,716,525
Mark D. Okerstrom	188,068,585	53,970,620	9,716,525
Courtnee A. Chun	188,907,493	53,131,712	9,716,525
Chelsea Clinton	226,575,975	15,463,230	9,716,525
Pamela L. Coe	179,629,760	62,409,445	9,716,525
Jonathan L. Dolgen	187,059,100	54,980,105	9,716,525
Dara Khosrowshahi	187,793,030	54,246,175	9,716,525
Scott Rudin	226,874,494	15,164,711	9,716,525
Christopher W. Shean	187,258,751	54,780,454	9,716,525
Alexander von Furstenberg	179,258,343	62,780,862	9,716,525

Proposal 2 – Ratification of appointment of independent registered public accounting firm. The stockholders ratified the appointment of Ernst & Young LLP as Expedia’s independent registered public accounting firm for the year ending December 31, 2018. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
249,874,082	1,692,403	189,245	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary
Dated: June 25, 2018